SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  NOVEMBER 12, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated November 12, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On November 12, 2002, NTL Incorporated issued a media release inviting the investment community to its 3rd Quarter 2002 Financial Results conference call on November 14, 2002 at 8:30 am ET, 1:30 pm UK Time.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTL INCORPORATED
                                        (Registrant)


                                        By: /s/  Richard J. Lubasch
                                        ---------------------------------
                                        Name:  Richard J. Lubasch
                                        Title: Executive Vice President -
                                                General Counsel

Dated: November 12, 2002

                                  EXHIBIT INDEX
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Exhibit
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99.1    Media release, dated November 12, 2002

                                                                    Exhibit 99.1


              NTL INCORPORATED (OTC BB: NTLDQ; Nasdaq Europe: NTLI)
                        INVITES THE INVESTMENT COMMUNITY
            TO ITS 3rd QUARTER 2002 FINANCIAL RESULTS CONFERENCE CALL

            On Thursday 14th November at 8:30 AM ET (1:30 PM UK time)

                               BARCLAY KNAPP, CEO
                    AND MEMBERS OF THE SENIOR MANAGEMENT TEAM
          WILL DISCUSS NTL'S FINANCIAL RESULTS FOR THE 3rd QUARTER 2002


                CONFERENCE CALL FACILITY DETAILS ARE AS FOLLOWS:

                     UK ONLY Dial-in Number: 1-706-679-0574
     U.S./Other International Dial-In Number: 1-877-505-5130/1-706-679-8597


      The replay will be available for one week beginning approximately two hours after the end of the call until Thursday 21st November
                        The dial-in number is as follows:
                   U.S. Replay Dial-in Number: 1-800-642-1687
                   No International Replay Number is available
                             Conference ID: 6610048


      Due to regulatory restrictions, only certain callers from the UK (as listed in the notes below) may participate in the conference call.

By dialing into the conference call, a caller from the UK is deemed to warrant that he falls within one of the following categories:

(1) stockholders and creditors (including holders of debt securities) of NTL/an NTL group company;

(2) investment professionals - i.e. firms authorised under the Financial Services and Markets Act 2000;

(3)     financial journalists;

or a director, officer or an employee of one of the above.


Contacts:

U.S.                  U.K.
Analysts:             Media:
  Bret Richter          Alison Kirkwood
    212-906-8447          44-125-675-2662
  Tamar Gerber          Richard Oldworth, Buchanan Communications
    212-906-8440          44-207-466-5000
                      Analysts:
                        Virginia Ramsden
                          44-207-746-6826